EXHIBIT 10.5

THIS NOTE REPLACES THAT NOTE DATED MAY 23, 1994, IN THE ORIGINAL
PRINCIPAL SUM OF $1,000,000.00, AND DOES NOT INCREASE THE AMOUNT
DUE, NOR CHANGE THE ORIGINAL OBLIGOR, THEREFORE NO DOCUMENTARY
STAMPS ARE REQUIRED.


                           REPLACEMENT
                         PROMISSORY NOTE


                                 Effective Date:  August 31, 1995
                              Date of Execution:  August 31, 1995
                                             Amount:  $764,000.00


FOR VALUE RECEIVED, the undersigned ("Borrower") unconditionally (and jointly and severally, if more than one) promise(s) to pay to the order of NATIONSBANK OF FLORIDA, N.A. ("Bank"), Sarasota (Banking Center) without setoff, at its offices at 1605 Main Street, Suite 101, Sarasota, Florida, 34236 or at such other place as may be designated by Bank, the principal amount of SEVEN HUNDRED SIXTY-FOUR THOUSAND AND NO/100 DOLLARS ($764,000.00), or so much thereof as may be advanced from time to time in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate, and in accordance with the payment schedule, indicated below.

Fixed Rate. The Rate shall be fixed at eight and one half percent (8.5%), per annum.


Notwithstanding any other provision contained in this Note, Bank does not intend to charge and Borrower shall not be required to pay any amount of interest or other fees or charges that is in excess of the maximum permitted by applicable law. Any payment in excess of such maximum shall be refunded to Borrower or credited against principal, at the option of Bank.

Accrual Method

Interest at the Rate set forth above, unless otherwise indicated, will be calculated on the basis of the 365/360 method, which computes a daily amount of interest for a hypothetical year of 360 days, then multiplies such amount by the actual number of days elapsed in an interest calculation period.

Payment Schedule

All payments received hereunder shall be applied first to the payment of any expense or charges payable hereunder or under any other documents executed in connection with this Note ("Loan Documents"), then to interest due and payable, with the balance being applied to principal, or in such other order as Bank shall determine at its option.

Principal Plus Interest:

     Principal shall be paid in forty-five (45) equal monthly installments of $16,608.70 each, commencing on August 31, 1995, together with accrued interest thereon and continuing on the last day of each successive month thereafter, with a final payment of all unpaid principal and interest thereon on May 23, 1999.

Automatic Payment

     Borrower has elected to authorize Bank to effect payment of sums due under this Note by means of debiting Borrower's account number ____________________________________. This authorization shall not affect the obligation of Borrower to pay such sums when due, without notice, if there are insufficient funds in such account to make such payment in full on the due date thereof, or if Bank fails to debit the account.

Borrower represents to Bank that the proceeds of this loan are to be used primarily for business, commercial or agricultural purposes. Borrower acknowledges having read and understood, and agrees to be bound by all terms and conditions of this Note, including the Additional Terms and Conditions set forth in the Addendum attached hereto and made a part hereof, and hereby executes this Note under seal.


                         Elcotel, Inc.,
                         a Delaware corporation



                         By:/s/Ronald M. Tobin
                            ---------------------
                            Ronald M. Tobin
                            Vice President

                                (CORPORATE SEAL)
Documentary stamps securing
the debt have been affixed
to the Mortgage recorded in
O.R. Book 1416, Page 5745,
Public Records of Manatee
County, Florida.

                             ADDENDUM
                                OF
                 ADDITIONAL TERMS AND CONDITIONS


25. Waivers, Consents and Covenants. Borrower, any indorser, or guarantor hereof or any other party hereto (collectively "Obligors") and each of them jointly and severally: (a) waive presentment, demand, notice of demand, notice of intent to accelerate, and notice of acceleration of maturity, protest, notice of protest, notice of non-payment, notice of dishonor, and any other notice required to be given under the law to any of Obligors, in connection with the delivery, acceptance, performance, default or enforce-ment of this Note, of any indorsement or guaranty of this Note or of any Loan Documents; (b) consent to any and all delays, extensions, renewals or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or releases or discharge by Bank of any of Obligors or release, substitution, or exchange of any security for the payment hereof, or the failure to act on the part of Bank or any indulgence shown by Bank, from time to time and in one or more instances (without notice to or further assent from any of Obligors) and agree that no such action, failure to act or failure to exercise any right or remedy on the part of Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, under any indorsement or guaranty of this Note or under any of the Loan Documents; and (c) agree to pay, on demand, all costs and expenses of collection of this Note or of any indorsement or guaranty hereof and/or the enforcement of Bank's rights with respect to, or the administration, supervision, preservation, protection of, or realization upon, any property securing payment hereof, including without limitation, reasonable attorneys' fees, including fees related to any trial, arbitration, bankruptcy, appeal or other proceeding.

26. Indemnification. Obligors agree to promptly pay, indemnify and hold Bank harmless from all state and federal taxes of any kind and other liabilities with respect to or resulting from advances made pursuant to this Note. If this Note has a revolving feature and is secured by a mortgage, Obligors expressly consent to the deduction of any applicable taxes from each taxable advance extended by Bank.

27. Prepayments. Prepayments may be made in whole or in part at any time. All prepayments of principal shall be applied in the inverse order of maturity, or in such other order as Bank shall determine in its sole discretion.

28. Events of Default. The following are events of default hereunder: (a) the failure to make any payment due under the Note within ten (10) days after the due date or the failure to pay or perform any obligation, liability or indebtedness of any Obligor to Bank, or to any affiliate of Bank, whether under this Note or any other agreement, note or instrument now or hereafter existing, as and when due (whether upon demand, at maturity or by acceleration); (b) the failure to pay or perform any other obligation, liability or indebtedness of any of Obligors whether to Bank or some other party, the security for which constitutes an encumbrance on the security for this Note; (c) death of any Obligor (if an individual), or a proceeding being filed or commenced against any Obligor for dissolution or liquidation, or any Obligor voluntarily or involuntarily terminating or dissolving or being terminated or dissolved;
     (d) insolvency of, business failure of, the appointment of a custodian, trustee, liquidator or receiver for or for any other property of, or an assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtor's relief law or for any adjustment of indebtedness, composition or extension by or against any Obligor; (e) any lien or additional security interest being placed upon any of the property which is security for this Note; (f) acquisition at any time or from time to time of title to the whole of or any part of the property which is security for this Note by any person, partnership, corpora-tion or other entity; (g) Bank determining that any representation or warranty made by any Obligor in any Loan Documents or otherwise to Bank is, or was, untrue or materially misleading; (h) failure of any Obligor to timely deliver such financial statements, including tax returns, and other statements of condition or other information as

     Bank shall request from time to time;(i) any default under any Loan Documents; (j) entry of a judgment against any Obligor which Bank deems to be of a material nature, in Bank's sole discretion; (k) the seizure or forfeiture of, or the issuance of any writ of possession, garnishment or attachment, or any turnover order for any property of any Obligor; (l) the determination by Bank that a material adverse change has occurred in the financial condition of any Obligor; or, (m) the failure to comply with any law or regulation regulating the operation of Borrower's business.

29. Remedies Upon Default. Whenever there is a default under this Note, (a) the entire balance outstanding and all other obligations of Obligor to Bank (however acquired or evidenced) shall, at the option of Bank, become immediately due and payable, and/or (b) to the extent permitted by law, the Rate of interest on the unpaid principal shall, at the option of Bank, be increased at Bank's discretion up to the maximum rate allowed by law, or if none, twenty-five percent (25%) per annum (the "Default Rate"); and/or (c) to the extent permitted by law, a delinquency charge may be imposed in an amount not to exceed five percent (5%) of any payment in default for more than fifteen (15) days. The provisions herein for a Default Rate or a delinquency charge shall not be deemed to extend the time for any payment hereunder or to constitute a "grace period" giving the Obligors a right to cure any default. At Bank's option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of the Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Bank is hereby authorized at any time to setoff and charge against any deposit accounts of any Obligor, as well as any other property of such party at or under the control of Bank, without notice or demand, any and all obligations due hereunder.

30. Non-waiver. The failure at any time of Bank to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date.

     All rights and remedies of Bank shall be cumulative and may be pursued singly, successively or together, at the option of Bank. The acceptance by Bank of any partial payment shall not constitute a waiver of any default or of any of Bank's rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; and each such wavier, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Obligor to Bank in any other respect at any other time.

31. Applicable Law. This Note shall be construed under the internal laws and judicial decisions of the State of Florida, and the laws of the United States as the same may be applicable.

32. Partial Invalidity. The unenforceability or invalidity of any provision of this Note shall not affect the enforceabil-ity or the validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

33. Jurisdiction and Venue. In any litigation in connection with or to enforce this Note or any indorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdic-tion on the courts of the State of Florida or the United States courts located within the State of Florida, and expressly waive any objections as to venue in any such courts, and agree that service of process may be made on Obligors by mailing a copy of the summons and complaint by registered or certified mail, return receipt requested, to their respective addresses. Nothing contained herein shall, however, prevent Bank from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available by applicable law.

34. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS NOTE OR ANY RELATED NOTES OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OR JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.) AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDG-MENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THE NOTICE MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     a. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF BRADENTON, FLORIDA AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR AN ADDITIONAL SIXTY
     (60) DAYS.

     b. RESERVATION OF RIGHTS. NOTHING IN THIS NOTE SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATIONS OR REPOSE AND ANY WAIVERS CONTAINED IN THIS NOTE; OR (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SECTION 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSES-SION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONALLY OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION

     PROCEEDING BROUGHT PURSUANT TO THIS NOTE. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONALLY OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBI-TRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

35. Binding Effect. This Note shall be binding upon and inure to the benefit of Borrower, Obligors and Bank and their respective successors, assigns, heirs and personal repre-sentatives; provided, however, that no obligations of the Borrower or the Obligor hereunder can be assigned without prior written consent of Bank.

36. NOTICE OF FINAL AGREEMENT. THIS WRITTEN PROMISSORY NOTE AND ANY OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRE-SENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.







                         Elcotel, Inc.
                         a Delaware corporation


                         By:/s/Ronald M. Tobin
                            ---------------------
                            Ronald M. Tobin
                            Vice President

                                (CORPORATE SEAL)